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                                                                   EXHIBIT 10.55



                             AMENDMENT NO. 1996-1
                               TO UMBRELLA TRUST
                                 FOR DIRECTORS

          This Amendment No. 1996-1 is made to the Great Western Financial Corporation Umbrella Trust for Directors (as amended) (the "Trust"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Trust.

          WHEREAS, the Company has determined that it is in its best interest and that of its stockholders to amend the Trust as set forth herein;

          NOW THEREFORE, the Trust is amended as follows:

          1. The first sentence of Section 1.01 of the Trust is amended by deleting the phrase "May 1, 1989" and inserting in lieu thereof the phrase "December 10, 1996".

          2. Section 1.04-2 of the Trust is amended in its entirety as follows:

               1.04-2 A Change in Control shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

               (i) any Person (as defined below) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a
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          beneficial owner in connection with a transaction described in clause
          (A) of paragraph (iii) below; or

               (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 10, 1996, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 10, 1996, or whose appointment, election or nomination for election was previously so approved; or

                (iii) there is consummated a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
          (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is

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          or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

               (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

          For purposes of this Section 1.04-2, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or

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          any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          3. The Trust is amended by deleting all references therein to a "Triggering Event" and inserting in lieu thereof a "Potential Change in Control".

          4. The first sentence of Section 2.01-2 of the Trust is amended by deleting the phrase "The Company may, at any time or upon the occurrence of any of the Triggering Events described in 2.01-5, contribute to the trust the sum of the following:" and inserting in lieu thereof the following:

          The Company shall, as soon as possible but in no event later than 10 days following the occurrence of any of the Triggering Events described in 2.01-5, contribute to the trust the sum of the following (the sum of the amounts described in clauses (a), (b) and (c), the "Required Funding Amount"):

          5. Section 2.01-4 of the Trust is amended in its entirety as follows:

               2.01-4 Following the expiration of a Potential Change in Control Period (as defined below) and if no Change in Control has occurred during such Potential Change in Control Period, the Required Funding Amount shall be returned to the Company within 10 days of the receipt of the Company's request therefor. A Potential Change in Control Period shall commence

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          upon the occurrence of a Potential Change in Control (as defined in
          Section 2.01-5 hereof) and shall end on the date 6 months following the date on which such Potential Change in Control ceases to exist (whether by resolution of the Board of Directors or otherwise).

          6. Section 2.01-5 of the Trust is amended in its entirety as follows:

               2.01-5 A Potential Change in Control shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

               (a) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

               (b) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

               (c) any Person becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities;

               (d) the filing with the Federal Home Loan Bank Board and/or the FSLIC or their

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          successor of an application for Change in Control; or

               (e) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

          7. Section 2.01 of the Trust is amended by inserting the following as a new Section 2.01-7:

               2.01-7 Within 30 days following the end of each calendar year that ends after a Change in Control has occurred, the Company shall be required to irrevocably contribute to the trust an additional amount that, when aggregated with the assets then held by the trust, at their fair market value, is equal to the Required Funding Amount (adjusted and calculated as of the close of such calendar year).

               8. Section 2.02 of the Trust is amended by inserting the following as a new Section 2.02-6:

               2.02-6 Following the occurrence of a Change in Control, the trust fund shall be invested in short-term fixed income securities or other liquid investments.

          9. Section 7.02-1 of the Trust is amended in its entirety as follows:

          The Company and the Trustee may amend this trust at any time by a written instrument executed by both parties; provided, however, that following a Change in Control or during the pendency of a Potential Change in Control (or within 6 months thereafter), this trust may not be amended in a way adverse to the participants in the

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          Plans covered hereby without the Written Consent of the Participants.

          The effective date of this Amendment No. 1996-1 shall be December 10, 1996. Except as herein modified, the Trust shall remain in full force and effect.

                         GREAT WESTERN FINANCIAL
                           CORPORATION



                         By:/s/ J. Lance Erikson
                            --------------------
                         Executive Vice President,
                         General Counsel and Secretary

                         WELLS FARGO & CO.



                         By:  ________________________
                         Title:

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